                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          JULY 26, 2000 (APRIL 4, 2000)
                Date of Report (Date of earliest event reported)


                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                      000-29222                13-3575874
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)

                                4520 MAIN STREET
                                    SUITE 930
                              KANSAS CITY, MO 64111
                    (Address of principal executive offices)


                                 (816) 960-1333
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         The sole purpose of this Form 8-K to file the following press releases issued by the Company:

         1) On April 4, 2000, the Company announced the presentation of data at the 91st Annual Meeting of the American Association for Cancer Research (AACR), which indicate that M-Vax-TM-, the Company's autologous cell vaccine (AC Vaccine-TM-) for the treatment of stage 3 melanoma, induces T cell infiltration of metastatic sites.

         2) On April 5, 2000, the Company announced the presentation of preclinical data on its AC Vaccine technology, at the 91st Annual Meeting of the American Association for Cancer Research. The presentation outlined findings in a mouse model of breast cancer, indicating that vaccination with a vaccine developed using the Company's AC Vaccine technology resulted in improved relapse-free survival in mice. The study was supported by a grant from the Company and was conducted at the University of Illinois, Chicago.

         3) On April 6, 2000, the Company announced that its Australian joint venture, AVAX Australia Pty. Limited (AVAX Australia) received an additional $3.0 million (AUD) investment from Neptunus International Holdings Limited, which was recently renamed Australian Vaccine Technologies, Ltd. (AVT). AVAX Australia holds the rights to manufacture and market M-Vax in Australia and has similar rights in New Zealand. Under the joint venture agreement, AVAX Australia has now received a total of $7.0 million (AUD) for AVT for a 35% interest in the joint venture entity. AVT also has the option to purchase an additional 15% interest for $3.0 million
              (AUD).

         4) On May 15, 2000, the Company announced that it had initiated a Phase 1/2 study of L-Vax-TM-, the Company's autologous therapeutic cancer vaccine for leukemia, in patients with acute myelogenous leukemia (AML), a rapidly progressing cancer of the blood affecting immature cells of the bone marrow.

         5) On May 22, 2000, the Company announced the presentation of data on O-Vax-TM-, the Company's AC Vaccine for the treatment of ovarian cancer, at the 36th Annual Meeting of the American Society of Clinical Oncology.

         6) On May 23, 2000, the Company announced the presentation of data of M-Vax at the 36th Annual Meeting of the American Society of Clinical Oncology. The data confirm and expand the results of a study published in 1997 showing that M-Vax increases the survival rate of patients with advanced stage 3 melanoma, even after disease recurrence.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         EXHIBITS.

         99.1   Press Release dated April 4, 2000.

         99.2   Press Release dated April 5, 2000.

         99.3   Press Release dated April 6, 2000.

         99.4   Press Release dated May 15, 2000.

         99.5   Press Release dated May 22, 2000.

         99.6   Press Release dated May 23, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AVAX TECHNOLOGIES, INC.

Date: July 26, 2000

                                         By: /s/ David L. Tousley
                                             ---------------------------------
                                         Name:  David L. Tousley
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX


                  Exhibit Number                       Description
                  --------------                       -----------
                    99.1                     Press Release dated April 4, 2000.

                    99.2                     Press Release dated April 5, 2000.

                    99.3                     Press Release dated April 6, 2000.

                    99.4                     Press Release dated May 15, 2000.

                    99.5                     Press Release dated May 22, 2000.

                    99.6                     Press Release dated May 23, 2000.